Convertible debenture	12 Months Ended
Dec. 31, 2019
Disclosure of classes of share capital [abstract]
Convertible debenture

12. Convertible debenture

On April 3, 2019, the Company issued a $10 million convertible debenture (the “Convertible Debenture”) to Sandstorm due April 3, 2023 with interest payable at 6% per annum and repayable at the Company’s option prior to maturity. The funds available under the Convertible Debenture included the principal amount of the $3 million unsecured, promissory note previously issued to Sandstorm by the Company.

The Convertible Debenture may be converted into common shares of the Company at Sandstorm’s option at a conversion price of $2.14 and may be prepaid at the Company’s option at any time prior to the maturity date. The Company recorded a net derivative liability of nil on initial recognition based on the estimated fair value of the conversion and prepayment option and recognized a loss of $4.4 million in the consolidated statements of loss and comprehensive loss for the year ended December 31, 2019 as a result of the change in the estimated fair value of the conversion and prepayment option.

Interest expense of $0.4 million was capitalized as borrowing costs to property, plant and equipment for the year ended December 31, 2019 in connection with the Convertible Debenture.

The initial fair value of the principal portion of the Convertible Debenture was determined using a market interest rate for an equivalent non-convertible instrument at the issue date. The principal portion is subsequently recognized on an amortized cost basis until extinguished on conversion or maturity. The remainder of the proceeds are allocated to the conversion option.